EXHIBIT 4.1
                        BANCORP INTERNATIONAL GROUP, INC.

      NUMBER                                                     SHARES


                      COMMON STOCK
                                                      PAR VALUE $.0001
                                                      PER SHARE

                                                      CUSIP
THIS CERTIFICATE IS TRANSFERABLE
                                                        SEE REVERSE FOR CERTAIN
                                                        DEFINITIONS AND LEGENDS

               INCORPORATED UNDER THE LAWS OF THE STATE OF NAVADA

This Certifies that

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE$.01 PER SHARE, OF BANCORP INTERNATIONAL GROUP, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the provisions of the State of Oklahoma and all of the provisions of the Articles of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                                           Dated:

                                                  COUNTERSIGNED AND REGISTERED
                                                  PACIFIC STOCK TRANSFER COMPANY
                                                  TRANSFER AGENT
                                                  AND REGISTRAR
                                                  BY

                                                    /s/ THOMAS MEGAS
                                                        ------------
                                                        CHIEF EXECUTIVE OFFICER
                                                        SECRETARY
                                                        AUTHORIZED OFFICER

                        BANCORP INTERNATIONAL GROUP, INC.

     The Corporation is authorized to issue more than one class of stock and more than one series of preferred stock. The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred class. Such request may be made to the Secretary of the Corporation, or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common               UNIF GIFT
TEN ENT -as tenants by the entireties       MIN ACT-_______ Custodian __________
JT TEN  -as joint tenants with right                (Cust)            (Minor)
         of survivorship and not as                                       Under
         tenants in common                           Uniform Gifts to Minors Act

                                                                         (State)
                                            UNIF TRNFR
                                            MIN ACT-_______ Custodian __________
                                                    (Cust)            (Minor)
                                           Under Uniform Transfers to Minors Act
                                                                         (State)
Additional abbreviations may also be used though not in the above list.

For  Value   received,______________________________hereby   sell,   assign  and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                               NOTICE:

                                               THE SIGNATURE(S) TO THIS
                                               ASSIGNMENT MUST CORRESPOND
                                               WITH THE NAME(S) AS WRITTEN
                                               UPON THE FACE OF THE CERTIFICATE
                                               IN EVERY PARTICULAR WITHOUT
                                               ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.

                                               X
                                               (SIGNATURE)

                                               X
                                               (SIGNATURE)


THE SIGNATURE SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



SIGNATURE(S) GUARANTEED BY:









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